UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 21, 2006

MAYSIA RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52025

(Commission File Number)

N/A

(IRS Employer Identification No.)

3625 N. Hall Street, Suite 900, Dallas Texas 75219-5106

(Address of principal executive offices and Zip Code)

(214) 459-1217

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 15, 2006, we engaged De Leon & Company, an independent registered firm of Certified Public Accountants, as our principal independent accountant with the approval of our company’s board of directors. Accordingly, we dismissed Moen and Company, Chartered Accountants on August 21, 2006.

Moen and Company’s report on our financial statements dated July 15, 2005 from May 23, 2005 (inception) to June 30, 2005, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Moen and Company expressed in their report substantial doubt about our ability to continue as a going concern.

In connection with the audit of our financial statements from May 23, 2005 (inception) to June 30, 2005, and in the subsequent interim periods through the date of dismissal, there were no disagreements, resolved or not, with Moen and Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or

D/JLM/892880.1

procedures, which disagreements, if not resolved to the satisfaction of Moen and Company, would have caused Moen and Company to make reference to the subject matter of the disagreement in connection with their report.

We provided Moen and Company with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. As the letter from Moen and Company was not available at the time of filing this Current Report on Form 8-K, we will file such letter with the SEC within ten (10) business days after the filing of this Current Report on Form 8-K, or within two (2) business days of receipt of such letter, whichever is earlier. However, we have been advised that Moen and Company is no longer in business, is no longer registered with the PCAOB and have relinquished their license, as a result of which we may not receive the required letter from Moen and Company.

During the period from May 23, 2005 (inception) to June 30, 2005, and the subsequent interim periods through the date hereof, we have not consulted with De Leon & Company regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has De Leon & Company provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYSIA RESOURCES CORPORATION

Gordon A. Samson

Director

Date: August 22, 2006

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